UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 25, 2005

SONICWALL, INC.

(Exact name of registrant as specified in its charter)

California (State or Other Jurisdiction of Incorporation)	000-27723 (Commission File Number)	77-0270079 (I.R.S. Employer Identification Number)

1143 Borregas Avenue
Sunnyvale, California 94089
(408) 745-9600
(Address, including zip code and telephone number, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.          RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On July 25, 2005, the Registrant issued a press release announcing its financial results for its fiscal quarter ended June 30, 2005. A copy of the Registrant’s press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

     The information in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This information shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 8.01.          OTHER EVENTS

     The Company has changed the scheduled date for its annual meeting of shareholders (the “2005 Annual Meeting”) as previously announced. The new date of the 2005 Annual Meeting is October 26, 2005, the meeting will commence at 8.00 am PDT at the headquarters offices at the Company at 1143 Borregas Avenue in Sunnyvale, California 94089. The date of record is August 31, 2005.

ITEM 9.01.          FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit Number	Description

99.1*	Text of press release issued by SonicWALL, Inc., dated July 25, 2005

*	This exhibit is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONICWALL, INC
By:	/s/ Robert D. Selvi
Chief Financial Officer

Dated: July 25, 2005

EXHIBIT INDEX

Exhibit Number	Description

99.1*	Text of press release issued by SonicWALL, Inc., dated July 25, 2005

*	This exhibit is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.